HORIZONS ETF TRUST I

(the “Trust”)

Horizons DAX Germany ETF (DAX)

(the “Fund”)

Supplement dated July 31, 2018 to the Fund’s Currently Effective Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information dated February 28, 2018, as supplemented on June 20, 2018 for the Fund, a series of the Trust, and should be read in conjunction with that document.

Effective immediately, on page 29 of the Statement of Additional Information, the following sentence replaces the third sentence of the second paragraph under the section “Investment Adviser”:

With respect to the Horizons DAX Germany ETF, the Adviser has contractually agreed to waive a portion of its Management Fee and/or reimburse fees or expenses to 0.20 % of the average daily net assets of the Fund until July 31, 2019.

Please call 844.723.8637 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.